SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2011

               FIELDPOINT PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	001-32624	84-0811034
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

   1703 Edelweiss Drive, Cedar Park, Texas  78613
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (512) 250-8692

_____________________________________________________
(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.07          SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On October 21, 2011, FieldPoint Petroleum Corp. convened its Annual Meeting of Stockholders. As of the record date of the meeting, September 16, 2011, there were 8,910,175 shares of common stock issued and outstanding.  At the meeting, an aggregate of 8,253,159 shares were present, either in person or by proxy, which constituted a quorum for the meeting.

Following are the results of the matters voted on by Stockholders at the Annual Meeting:

Broker

1.

Election of Directors

For

Withheld

Non-Votes

Ray Reaves

5,239,337

369,827

2,643,995

Roger Bryant

5,239,391

369,773

2,643,995

Dan Robinson

5,239,341

369,823

2,643,995

Karl Reimers

5,232,813

376,351

2,643,995

Debbie Funderburg

5,239,133

370,031

2,643,995

        2.   Ratification of appointment of Hein & Associates as independent registered public accounting firm

For

Against

Abstain

7,855,323

382,830

15,006

There being no other business, the Company’s 2011 Annual Meeting was adjourned.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDPOINT PETROLEUM CORPORATION
Date: October 25, 2011	By_/s/ Ray Reaves______ Ray Reaves, President